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                                                          EXHIBIT 23.1





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A into the Company's previously filed Registration Statement.




/s/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
September 27, 1996